                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No.____ )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Materials under (S)240.14a-12

                                  GARMIN LTD.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                                 [GARMIN LOGO]



                                  GARMIN LTD.


                          NOTICE AND PROXY STATEMENT

                                      for

                  The Annual General Meeting of Shareholders

                                  to be held

                                 June 8, 2001


                            YOUR VOTE IS IMPORTANT!

              Please mark, date and sign the enclosed proxy card
               and promptly return it in the enclosed envelope.


   Mailing of this Notice and Proxy Statement and the accompanying enclosed
                   Proxy commenced on or about May 1, 2001.

                                 [GARMIN Logo]

                                  Garmin Ltd.
                               P.O. Box 30464SMB
                            113 South Church Street
                           George Town, Grand Cayman
                                Cayman Islands

--------------------------------------------------------------------------------
               NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 8, 2001
--------------------------------------------------------------------------------

       You are hereby notified of and cordially invited to attend the Annual General Meeting (the "Annual Meeting") of Shareholders of Garmin Ltd., a Cayman Islands company ("Garmin" or the "Company") to be held at the Ritz-Charles Conference Center, 9000 West 137th Street, Overland Park, Kansas 66221, USA, at 10:00 a.m. Central Time, on Friday, June 8, 2001, to consider and vote upon the following matters:

       1.  Election of three directors;

       2. Appointment of Ernst & Young LLP as independent auditors for the 2001 fiscal year at remuneration to be approved by the Board of Directors; and

       3. Such other matters as may properly be brought before the Annual Meeting or any adjournment thereof.

       Information concerning the matters to be acted upon at the Annual Meeting is contained in the accompanying Proxy Statement.

       In accordance with the Company's Articles of Association, the Company's audited consolidated financial statements for the fiscal year ending December 30, 2000 will be presented at the Annual Meeting. There is no requirement under the Company's Articles of Association or Cayman Islands law that such financial statements be approved by shareholders, and no such approval will be sought at the Annual Meeting.

       Shareholders of record at the close of business on April 23, 2001 are entitled to notice of, and to vote at, this meeting and any adjournments thereof. A shareholder entitled to attend and to vote at the Annual Meeting is entitled to appoint a proxy to attend and, on a poll, vote instead of him or her.

       It is important that your shares be represented at the meeting. Please use the enclosed Proxy Card to direct the vote of your shares, regardless of whether you plan to attend the Annual Meeting. Please date the Proxy Card, sign it and promptly return it in the enclosed envelope, which requires no postage if mailed in the United States. You may also appoint another person (who need not be a shareholder) as your proxy to attend and vote at the Annual Meeting.

       If you own shares registered in the name of a broker, you should receive a card from that broker permitting you to direct the broker to vote those shares. Please promptly complete the card and return it to the broker.

                         By Order of the Board of Directors

                         /s/ Andrew R. Etkind

May 1, 2001              Andrew R. Etkind
                         General Counsel and Secretary

                                  Garmin Ltd.
                               P.O. Box 30464SMB
                            113 South Church Street
                           George Town, Grand Cayman
                                Cayman Islands

--------------------------------------------------------------------------------
                                PROXY STATEMENT
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                                                 Page
                                                                                 ----
Proxy Statement................................................................     2

Information Concerning Solicitation and Voting.................................     2

Stock Ownership of Certain Beneficial Owners and Management....................     5

Proposal 1 - Election of Three Directors.......................................     8

Proposal 2 - Appointment of Ernst & Young LLP as Independent Auditors for the
2001 Fiscal Year at Remuneration to be Approved by the Board of Directors......     9

The Board of Directors.........................................................     9

Audit Matters..................................................................    12

Executive Compensation Matters.................................................    13

Shareholder Proposals..........................................................    18

Section 16(a) Beneficial Ownership Reporting Compliance........................    19

Other Matters..................................................................    20

Appendix A.....................................................................   A-1

                                PROXY STATEMENT

          The accompanying proxy is solicited by the Board of Directors of Garmin Ltd., a Cayman Islands company, ("Garmin" or the "Company" ) for use at the Annual General Meeting of Shareholders (the "Annual Meeting") to be held at 10:00 a.m., Central Time, on Friday, June 8, 2001, at the Ritz-Charles Conference Center, 9000 West 137th Street, Overland Park, Kansas 66221, and at any adjournment(s) or postponement(s) thereof for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about May 1, 2001.


                INFORMATION CONCERNING SOLICITATION AND VOTING

Proposals

          At the Annual Meeting, the Garmin Board intends to present (a) the election of three directors; and (b) the appointment of Ernst & Young LLP as independent auditors for the fiscal year 2001 at remuneration to be approved by the Garmin Board. In accordance with the Company's Articles of Association, the Company's audited consolidated financial statements for the fiscal year ending December 30, 2000 will be presented at the Annual Meeting. There is no requirement under the Company's Articles of Association or Cayman Islands law that such financial statements be approved by shareholders, and no such approval will be sought at the Annual Meeting. The Garmin Board knows of no other matters that will be presented or voted on at the Annual Meeting. Shareholders do not have any dissenters' rights of appraisal in connection with either of the proposals.


Record Date and Shares Outstanding

          Shareholders of record at the close of business on April 23, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting.
At the Record Date, the Company had issued and outstanding 108,242,111 common shares, par value $0.01 per share ("Common Shares").


Revocability of Proxies

          Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a fully executed proxy bearing a later date or by attending the meeting and voting in person.


Solicitation of Proxies

          The cost of soliciting proxies will be borne by the Company. In addition to soliciting shareholders by mail and through its regular employees not specifically engaged or compensated for that purpose, the Company will request banks and brokers, and other custodians, nominees and fiduciaries to solicit their customers who have shares of the Company registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. The Company may use the services of its officers, directors and others to solicit proxies, personally or by telephone, facsimile or electronic mail, without additional compensation.

Voting

          Each shareholder is entitled to one vote on the proposals presented in this Proxy Statement for each share held. There is no cumulative voting in the election of directors. The required quorum for the transaction of business at the Annual Meeting is a majority of the Common Shares issued and outstanding on the Record Date. The affirmative vote of a majority of the Common Shares represented and voting at the meeting in person or by proxy is required for the election of directors and the approval of the other proposals.


Absentions and Broker Non-Votes

          Pursuant to Cayman Islands law, (i) shares represented at the meeting whose votes are withheld on any matter, (ii) shares which are represented by "broker non-votes" (i.e., shares held by brokers or nominees which are represented at the meeting but with respect to which the broker or nominee is not empowered to vote on a particular proposal) and (iii) shares which abstain from voting on any matter are not included in the determination of the shares voting on such matter but are counted for quorum purposes.


How Shareholders Vote

          Shareholders holding Common Shares in their own names on the Record Date ("Record Holders"), persons ("Plan Participants") holding Common Shares on the Record Date through the Garmin International, Inc. Savings and Profit Sharing Plan (the "401(k) Plan") and investors ("Broker Customers") holding Common Shares on the Record Date through a broker or other nominee, may vote such shares as follows:

     Common Shares of Record

          Record Holders may only vote their shares if they or their proxies are present at the Annual Meeting. Record Holders may appoint as their proxy the Proxy Committee, which consists of officers of the Company whose names are listed on the Proxy Card. The Proxy Committee will vote all Common Shares for which it is the proxy as specified by the shareholders on the Proxy Cards. A Record Holder desiring to name as proxy someone other than the Proxy Committee may do so by crossing out the names of the Proxy Committee members on the Voting Card and inserting the full name of such other person. In that case, the Record Holder must sign the Voting Card and deliver it to the person named, and the person named must be present and vote at the Annual Meeting.

          If a properly executed and unrevoked Proxy Card does not specify how the shares represented thereby are to be voted, the Proxy Committee intends to vote such shares for the election as directors of the persons nominated by the Company's Board of Directors ("Board Nominees"), for approval of the appointment of Ernst & Young LLP as independent auditors at remuneration to be approved by the Board of Directors, and in accordance with the discretion of the Proxy Committee upon such other matters as may properly come before the Annual Meeting.

     Common Shares Held Under the 401(k) Plan

          Plan Participants may on the Proxy Card instruct the trustees of the 401(k) Plan how to vote the shares allocated to their respective participant accounts. Common Shares for which inadequate or no voting instructions are received generally will be voted by the trustee in the same proportion as those shares for which instructions were actually received from Plan Participants. The trustee of the plan may vote shares allocated to the accounts of the participants either in person or through a proxy.

     Common Shares Held Through a Broker or Other Nominee

          Each broker or nominee must solicit from the Broker Customers directions on how to vote the Company's shares, and the broker or nominee must then vote such shares in accordance with such directions. Brokers or nominees are to forward soliciting materials to the Broker Customers, at the reasonable expense of the Company if the broker or nominee requests reimbursement. Most broker-dealers are members of the National Association of Securities Dealers, which generally does not allow them to vote shares held in street name unless they are permitted to do so under the rules of a national securities exchange to which they belong. Under the rules of the New York Stock Exchange ("NYSE"), NYSE member brokers who do not receive instructions from beneficial owners are entitled to vote on the proposals presented in this Proxy Statement. If you do not vote your shares held in street name and your broker does not vote them, those shares will have no effect on the outcome of any matter voted on at the Annual Meeting.


     Revoking Proxy Authorizations or Instructions

          Until the polls close (or in the case of Plan Participants, until the trustee of the 401(k) Plan votes) votes of Record Holders and Plan Participants may be recast with a later-dated, properly executed and delivered Voting Card. Otherwise, shareholders may not revoke a vote, even by attending the Annual Meeting, unless, (a) in the case of a Record Holder, a written revocation is delivered to the Corporate Secretary of the Company at any time before the Chairman of the Annual Meeting closes the polls; (b) in the case of a Plan Participant, the revocation procedures of the trustee of the 401(k) Plan are followed; or (c) in the case of a Broker Customer, the revocation procedures of the broker or nominee are followed.


     Attendance and Voting in Person at the Annual Meeting

          Attendance at the Annual Meeting is limited to Record Holders or their properly appointed proxies, beneficial owners of Common Shares having evidence of such ownership, and guests of the Company. Plan Participants and Broker Customers, absent special direction to the Company from the respective 401(k) Plan trustee, broker or nominee, may only vote by instructing the trustee, broker or nominee and may not cast a ballot at the Annual Meeting. Record Holders who have not appointed a proxy, or who have revoked the appointment of a proxy, may vote by casting a ballot at the Annual Meeting.

     STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          As of the Record Date, the Company had outstanding 108,242,111 Common Shares. The following table sets forth information as of the Record Date concerning the beneficial ownership of Common Shares by: (i) beneficial owners of Common Shares who have publicly filed a report acknowledging ownership of more than 5% of the number of outstanding Common Shares; (ii) the directors and certain executive officers of the Company; and (iii) all of the Company's executive officers and directors as a group. Beneficial ownership generally means either the sole or shared power to vote or dispose of the shares. Except as otherwise noted, to the Company's knowledge the holders have sole voting and dispositive power. Other than a single share of stock held by each of several Garmin officers and directors in a foreign subsidiary of the Company to comply with foreign law, which holdings constitute less than 1% of such subsidiary's stock, no officer or director of the Company owns any equity securities of any subsidiary of the Company.

                                                                    Common               Percent of
                                                                    ------               ----------
         Name and Address                                         Shares/(1)/            Class/(2)/
         ----------------                                         -----------            ----------

Gene M. Betts
  Director/(3)/                                                         ---                  ---

Gary L. Burrell,
  Director, Co-Chairman and Co-CEO                               16,529,023/(4)/            15.3%

Jonathan C. Burrell/(5)/
  Shareholder                                                     5,849,764/(6)/             5.4%

Donald H. Eller, Ph.D./(7)/
  Director                                                       19,229,152/(8)/            17.8%

Andrew R. Etkind,
  General Counsel and Corporate Secretary                             4,000                    *

Min H. Kao, Ph.D./(9)/
  Director, Co-Chairman and Co-CEO                                5,439,578/(10)/            5.0%

Gary Kelley,
  Director of Marketing,
  Garmin International, Inc.                                          4,800                    *

Kevin Rauckman,
  Chief Financial Officer and Treasurer                               3,700                    *

Thomas A. McDonnell/(11)/
  Director                                                           20,000                    *

Ruey-Jeng Kao,/(12)/
  Director                                                        8,972,481                  8.3%

Jia-Fang Tsai,/(13)/
  Shareholder                                                     7,337,440/(14)/            6.8%

All Executive Officers and Directors as a Group
  (9 persons)                                                    50,049,748                 46.2%

_________________

  *      Less than 1% of the outstanding Common Shares
(1) Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares subject to options held by that person that are currently exercisable at the Record Date or within 60 days of such date are deemed outstanding. The holders may disclaim beneficial ownership of any such shares that are owned by or with family members, trusts or other entities. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each shareholder named in the table has sole voting power and investment power with respect to the shares set forth opposite such shareholder's name.
(2) The percentage is based upon the number of shares outstanding as of the Record Date.
(3) Mr. Betts' address is c/o Sprint Corporation, 2330 Shawnee Mission Parkway, Westwood, Kansas 66205.

(4) The amount of Common Shares reported includes 76,643 Common Shares held by Judith M. Burrell, Mr. Burrell's wife, over which Mr. Burrell does not have any voting or dispositive power. Mr. Burrell disclaims beneficial ownership of these shares owned by his wife. The amount of Common Shares reported excludes 2,923,492 Common Shares held by the Gary L. Burrell 2000 Grantor Retained Annuity Trust and 2,923,492 Common Shares held by the Judith M. Burrell 2000 Grantor Retained Annuity Trust. Mr. Burrell does not have any voting power or dispositive power over such shares and disclaims beneficial ownership.
(5) Mr. Burrell's address is c/o Garmin International, Inc., 1200 East 151/st/ Street, Olathe, Kansas 66062.
(6) The number of Common Shares over which Mr. Burrell has sole voting and dispositive power includes 2,923,492 Common Shares owned by the Gary L. Burrell 2000 Grantor Retained Annuity Trust and 2,923,492 Common Shares owned by the Judith M. Burrell 2000 Grantor Retained Annuity Trust. Jonathan C. Burrell is the sole trustee of each of these trusts. Gary L. Burrell and Judith M. Burrell are the parents of Jonathan C. Burrell.
(7)    Dr. Eller's address is 3111 Bel Air Drive, #23A, Las Vegas, Nevada 89109.
(8) The number of Common Shares over which Dr. Eller has sole voting and dispositive power includes 8,719,925 Common Shares owned by the Min-Hwan Kao 2000 Grantor Retained Annuity Trust and 8,719,925 Common Shares owned by the Yu Fan C. Kao 2000 Grantor Retained Annuity Trust. Dr. Eller serves as sole trustee of each of these trusts.
(9) Dr. Kao's address is c/o Garmin International, Inc., 1200 East 151/st/ Street, Olathe, Kansas 66062.
(10) Of the 5,439,578 Common Shares, (i) 4,213,134 Common Shares are held by the Min-Hwan Kao Revocable Trust 9/28/95, over which Dr. Kao has sole voting and dispositive power, (ii) 948,928 Common Shares are held by his children over which Dr. Kao does not have any voting or dispositive power, (iii) 270,416 Common Shares are held by the Yu-Fan C. Kao Revocable Trust 9/28/95, over which Dr. Kao does not have any voting or dispositive power, and (iv) 700 shares are held by his wife, over which Dr. Kao does not have any voting or dispositive power . Dr. Kao disclaims beneficial ownership of those shares owned by the Yu-Fan C. Kao Revocable Trust 9/28/95 and by his wife and children. The amount of Common Shares reported excludes 8,719,925 Common Shares held by the Min-Hwan Kao 2000 Grantor Retained Annuity Trust and 8,719,925 Common Shares held by the Yu-Fan C. Kao 2000 Grantor Retained Annuity Trust over which Dr. Kao does not have any voting power or dispositive power. Yu Fan C. Kao is the wife of Dr. Kao. Dr. Kao disclaims beneficial ownership of such shares. Dr. Eller is the trustee of such trusts.
(11) Mr. McDonnell's address is c/o DST Systems, Inc., 333 West 11/th/ Street,. Kansas City, Missouri 64105.
(12) Mr. Kao's address is Fortune Land Law Offices, 8/th/ Floor, 132, Hsinyi Road, Section 3, Taipei, Taiwan.
(13) Ms. Jia-Fang Tsai's address is 10FL, No. 48, Lane 177, Sec. 1, Duenhua S. Road, Taipei, Taiwan.
(14) Of such 7,337,440 Common Shares, (i) Ms. Tsai is the direct beneficial owner of 3,528,178 Common Shares and is (ii) the indirect beneficial owner of 3,809,262 Common Shares that are directly owned by her husband, over which shares Ms. Tsai does not have any voting or dispositive power. Ms. Tsai disclaims beneficial ownership of those shares owned by her husband. The number of shares is based upon information reported in a
       Schedule 13G, filed by Ms. Tsai that was dated February 8, 2001.

Presentation of Financial Statements

          In accordance with the Company's Articles of Association, the Company's audited consolidated financial statements for the fiscal year ending December 30, 2000 will be presented at the Annual Meeting. There is no requirement under the Company's Articles of Association or Cayman Islands law that such financial statements be approved by shareholders, and no such approval will be sought at the Annual Meeting.


                   PROPOSAL 1 - ELECTION OF THREE DIRECTORS

          The Company's Articles of Association classify the Company's Board of Directors into three classes and stagger the three year terms of each class to expire in consecutive years.

          The Company's nominees for election at this Annual Meeting are Gene M. Betts, Donald H. Eller and Thomas A. McDonnell. Mr. Betts and Mr. McDonnell are being nominated as Class I directors to hold office for a three-year term expiring in 2004. Mr. Eller is being nominated as a Class II director to hold office for a one-year term expiring in 2002.

          Mr. Betts, Mr. Eller and Mr. McDonnell are currently directors of the Company. They were appointed by the Company's Board in March, 2001 for a term expiring on the date of this Annual Meeting. They have indicated that they are willing and able to continue serving as directors if elected and have consented to being named as nominees in this Proxy Statement. If any of these nominees should for any reason become unavailable for election, the Proxy Committee will vote for such other nominee as may be proposed by the Company's Board of Directors.

          Gene M. Betts, age 48, has been a Senior Vice President of Sprint Corporation ("Sprint") since 1990 and has been Treasurer of Sprint since 1998. In these positions his responsibilities include capital markets and treasury operations, mergers and acquisitions, taxes, corporate financial planning and budgeting, pension and savings trust management, and risk management and loss prevention for Sprint and all of its subsidiaries. Mr. Betts is a Certified Public Accountant. Prior to joining Sprint he was a partner in Arthur Young & Co. (now Ernst & Young). Mr. Betts is a director of five registered investment companies in the Buffalo Funds complex.

          Donald H. Eller, age 58, is a private investor. From September 1979 to November 1982 he served as the Manager of Navigation System Design for a division of Magnavox Corporation. From January 1984 to December 1996 he served as a consultant on Global Positioning Systems and other navigation technology to various U.S. military agencies and U.S. and foreign corporations. Dr. Eller holds B.S., M.S. and Ph.D. degrees in Electrical Engineering from the University of Texas.


          Thomas A. McDonnell, age 55, has been President of DST Systems, Inc. ("DST") since January 1973 (except for a 30-month period from October 1984 to April 1987), Chief Executive Officer of DST since 1984 and a director of DST since 1971. He is also a director of BHA Group, Inc., Commerce Bancshares, Inc., Computer Sciences Corporation, Euronet Services, Inc. and Informix Software, Inc.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THESE NOMINEES.

               PROPOSAL 2 - APPOINTMENT OF ERNST & YOUNG LLP AS
         INDEPENDENT AUDITORS FOR THE 2001 FISCAL YEAR AT REMUNERATION
                   TO BE APPROVED BY THE BOARD OF DIRECTORS


          Ernst & Young LLP were the Company's independent auditors for the 2000 fiscal year and have served as the independent auditors for Garmin Corporation since 1990 and for Garmin International, Inc. since 1991. The Board of Directors has nominated Ernst & Young LLP for appointment by the shareholders, as the Company's independent auditors for the 2001 fiscal year. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting to respond to shareholders' questions and will have the opportunity to make a statement if he or she so desires.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE 2001 FISCAL YEAR AT REMUNERATION TO BE APPROVED BY THE BOARD OF DIRECTORS.


                            THE BOARD OF DIRECTORS

Information about present directors

          In addition to the Board nominees who are described under Proposal 1, the following individuals are also on the Company's Board, for a term ending on the date of the Annual Meeting of shareholders in the year indicated.

          Directors Serving Until the Annual Meeting in 2002

          Ruey-Jeng Kao, age 64, has been a director of the Company since August 2000. He has been a supervisor of the Company's Taiwan subsidiary, Garmin Corporation, since January 1990. Elected by shareholders, a supervisor serves as an ex officio member of the Board of Directors to protect the interests of all shareholders. Mr. Kao has been a partner in Fortune Land Law Offices, Taipei, Taiwan, since January 2000. Prior to founding Fortune Land Law Offices, Mr. Kao had his own law practice in Taipei, Taiwan from 1967 to 1999. He was Chairman of the Taipei Bar Association in 1996 and 1997. Mr. Kao holds LLB and LLM degrees from National Taiwan University.

          Directors Serving Until the Annual Meeting in 2003

          Min H. Kao, age 52, has served as Co-Chairman and Co-Chief Executive Officer of the Company since August 2000. He has been President of Garmin Corporation since January 1999 and Chairman and a director since January 1990. Dr. Kao has also been a director of Garmin International, Inc. since August 1990 and a Vice President since April 1991, a director of Garmin (Europe) Ltd. since 1992 and a director of Garmin Foreign Sales Corporation since May 1998 and Vice President since July 1998. Dr. Kao holds Ph.D. and MS degrees in Electrical Engineering from the University of Tennessee and a BS degree in Electrical Engineering from National Taiwan University. Dr. Min Kao is the brother of Ruey-Jeng Kao.

          Gary L. Burrell, age 63, has served as Co-Chairman and Co-Chief Executive Officer of the Company since August 2000. He has been a director of Garmin Corporation since January 1990. He served as President of Garmin Corporation from January 1990 to December 1998. Mr. Burrell has also been President and a director of Garmin International, Inc. since August 1990, a director and Chairman of Garmin (Europe) Ltd. since 1992 and a director of Garmin Foreign Sales Corporation since May 1998 and President since July 1998. Mr. Burrell holds a BS degree in Electrical Engineering from Wichita State University and a MS degree in Electrical Engineering from Rennsselaer Polytechnic Institute.


Board of Directors Meetings and Standing Committee Meetings

          The Board of Directors held one meeting and took action by unanimous written consent 15 times during the fiscal year ended December 30, 2000. No director attended fewer than 75% of the meetings of the Board of Directors.


Committees

          The Company's Board of Directors did not have any standing committees in 2000. In March 2001 the Board established an Audit Committee and a Compensation Committee and appointed Messrs. Betts, Eller and McDonnell as members of each committee. The Board adopted an Audit Committee Charter, attached to this Proxy Statement as Appendix A, in March 2001 which defines the responsibilities of the Audit Committee. The primary responsibilities of the Audit Committee are to oversee the Company's financial reporting processes on behalf of the Board, to review the audited financial statements of the Company and to recommend the appointment of, and approve the fee arrangement with, the Company's independent auditors. The members of the Audit Committee are independent (as independence is defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards.)

          The purposes of the Compensation Committee are to make determinations with respect to compensation arrangements for the Company's executive officers and to administer the Company's benefit plans, including the Company's 2000 Equity Incentive Plan and the Company's Employee Stock Purchase Plan.


Compensation Committee Interlocks and Insider Participation

          Prior to the Company's initial public offering in December 2000, the Company was not required to have a Compensation Committee and the compensation of all executive officers, including themselves, was determined by Gary L. Burrell and Min H. Kao, the Co-Chairmen and Co-Chief Executive Officers. Dr. Kao also serves as the President and as the Chairman and a director of Garmin Corporation, as Vice President and a director of Garmin International, Inc., as a director of Garmin (Europe) Ltd. and as a director and Vice President of Garmin Foreign Sales Corporation. Mr. Burrell also serves as a director of Garmin Corporation, as President and a director of Garmin International, Inc., as director and Chairman of Garmin (Europe) Ltd. and as a director and President of Garmin Foreign Sales Corporation. Garmin Corporation, Garmin International, Inc., Garmin (Europe) Ltd. and Garmin Foreign Sales Corporation are subsidiaries of Garmin. In their positions as officers and directors of the above Garmin subsidiaries, Dr. Kao and Mr. Burrell determine the compensation of the executive officers of these subsidiaries.


Compensation of Directors

          Directors who are officers or employees of Garmin or its subsidiaries do not receive any fees or other compensation for service on the Board or its committees. Except as set forth below, no fees were paid during 2000 to any director or Named Executive Officer (as defined herein) of Garmin for service on any board of directors of any subsidiary of Garmin.

          The Outside Directors (those directors who are not officers of, and not otherwise employed by Garmin or its subsidiaries) are paid an annual retainer of $10,000. In addition, the

Outside Directors are paid $1,000 for each Board meeting attended in person or $350 for attending a Board meeting by teleconference. For each committee meeting convened separately from a Board meeting, the Outside Directors are also paid $1,000 for each committee meeting attended in person or $350 for attending by teleconference. The Chairman of the Audit Committee receives an additional annual fee of $3,000, and the Chairman of the Compensation Committee receives an additional annual fee of $1,500. The Outside Directors may also be granted awards, including among others, options to buy Garmin Common Shares, pursuant to the 2000 Non-Employee Directors' Option Plan, as determined by the Committee (as defined in such plan).

          Each year at the Annual Meeting, each Outside Director will automatically be granted an option for a number of shares equal to four times the annual retainer divided by the fair market value of a share on the grant date. If an Outside Director first joins the Board at a time other than the Annual Meeting, he or she will receive a pro-rata grant for that year. The per-share option price will be 100% of the fair market value of a share on the grant date. The option will vest in equal installments over three years, subject to acceleration in the event the Outside Director terminates his or her directorship on account of death, disability or an involuntary termination within one year after a change of control of Garmin. These options will have a term of 10 years, subject to earlier termination on certain terminations of the director's service on the Board.

          Under Taiwan banking practice, the directors of a company are generally required to personally guarantee the company's loans and mortgages. During fiscal year 2000, Dr. Kao and Mr. Burrell, as directors of Garmin Corporation, each received compensation from Garmin Corporation in the amount of $53,784 for their personal guarantees of Garmin Corporation's obligations. As a supervisor of Garmin Corporation, Mr. Ruey-Jeng Kao was also required to personally guarantee Garmin Corporation's loans and mortgages and during fiscal year 2000 received compensation from Garmin Corporation of $53,784 for such personal guarantee.

                                 AUDIT MATTERS

Report of the Board of Directors

          The Company's Audit Committee was not established until March 2001 at the time of the appointment of three independent directors to the Company's Board of Directors. Prior to that time, the Company's Board of Directors, as then constituted (references in this section to the "Board of Directors" shall mean the Board of Directors as constituted prior to such appointment of three independent directors), reviewed Garmin's consolidated financial statements with management and Garmin's independent auditors, and management represented to and the independent auditors opined to the Board of Directors that Garmin's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Board of Directors also discussed with Garmin's independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

          Garmin's independent auditors provided the Board of Directors with the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Board of Directors discussed with the independent accountants the independence of their firm.

          Based upon such review and discussions, the Board of Directors recommended that the Garmin Board include the audited consolidated financial statements in Garmin's Annual Report on Form 10-K for the year ended December 30, 2000 filed with the Securities and Exchange Commission ("SEC").

Min H. Kao
Gary L. Burrell
Ruey-Jeng Kao



Principal Accounting Firm Fees

          The following table sets forth the aggregate fees billed to Garmin for the fiscal year ended December 30, 2000 by Garmin's principal accounting firm, Ernst & Young LLP:

Audit Fees.....................................................  $168,493
Financial Information Systems Design and Implementation Fees...         0
All Other Fees.................................................   492,649 (a)(b)
                                                                 --------
                                                                 $661,142

__________________
(a) Includes fees for tax consulting, consulting with respect to the initial public offering and the restructuring and other non-audit services.

(b) The Board of Directors has considered whether the provision of these services is compatible with maintaining the independence of Ernst & Young LLP.

                        EXECUTIVE COMPENSATION MATTERS


Compensation Committee Report on Executive Compensation

          The Company's Board established a Compensation Committee in March 2001. Prior to that time, executive compensation was determined by Min H. Kao and Gary L. Burrell, the Co-Chairmen and Co-Chief Executive Officers of the Company.

     Compensation Principles

          The Company's executive compensation philosophy is based on the belief that fair, reasonable and competitive compensation is essential to attract, motivate and retain highly qualified and industrious employees. The Company's policy is to provide total compensation that is competitive for comparable work and comparable corporate performance. In executing its compensation policy, the Company seeks to relate compensation with the Company's financial performance and business objectives and reward high levels of individual performance.

     Executive Compensation Program

          The compensation of the Company's executive officers consists of three principal elements: base salary, cash bonus and awards under the 2000 Equity Incentive Plan. In setting the annual base salaries for the Company's executives for 2000, Dr. Kao and Mr. Burrell reviewed the contribution of each executive along with that of the Company's non-executive key employees. They also reviewed the aggregate salary and bonus compensation for individuals in comparable positions with other companies, including competitors of the Company, and adjusted such amounts to reflect individual performance.

          Cash bonuses are tied directly to the Company's achievement of its goals and objectives and the contribution of the executive to such achievements.

          Executive officer compensation also includes long-term incentives afforded by options to purchase shares of the Company's Common Shares pursuant to the 2000 Equity Incentive Plan. The purposes of the Company's 2000 Equity Incentive Plan are to strengthen key employees' commitment to the success of the Company, to stimulate employee efforts on behalf of the Company, and to help the Company attract new employees with skills which are in high demand and retain existing key employees. Although the plan also permits the award of restricted shares, bonus shares, deferred shares, stock appreciation rights, performance units and performance shares, no such awards have been made under the plan. In connection with the Company's initial public offering in December, 2000, certain executive officers were awarded options based upon their contribution and length of service with the Company.

     Co-Chief Executive Officers' Compensation

          A base salary of $173,329 for each of Dr. Kao and Mr. Burrell was determined in the same manner as the salaries of the Company's other executive officers. No options or cash bonus were awarded to Dr. Kao or Mr. Burrell since each has a significant ownership interest in the Company and, therefore, already has a motivation to maximize shareholder value.

     Deductibility of Compensation

          Section 162(m) of the Internal Revenue Code limits a public company's deduction for federal income tax purposes of compensation expense in excess of $1 million paid to the executive officers named in the company's summary compensation table. Performance-based compensation which meets the requirements of Section 162(m) is excluded from the compensation subject to the $1 million deduction limitation. The Company believes it has taken the steps required to exclude from calculation of the $1 million compensation expense limitation any performance-based awards granted under the 2000 Equity Incentive Plan to the executive officers listed in the Summary Compensation Table of this Proxy Statement.

  Min H. Kao
  Gary L. Burrell


Stock Performance Graph

          A stock performance graph is not included because Garmin Ltd. was a public company for less than 30 days in the fiscal year ended December 30, 2000.

Summary Compensation Table

          The following table sets forth information about the compensation earned in the fiscal years ended December 30, 2000, December 25, 1999 and December 26, 1998 by the Co-Chief Executive Officers and our other executive officers (collectively, the "Named Executive Officers").

                                                                                              Long-Term
                                                                                            Compensation
                                                      Annual Compensation(1)                   Awards
                                           ----------------------------------------------------------------
                                                                                             Securities
       Name and                                                                              Underlying
       Principal                                                     Other Annual             Options/              All Other
       Position                        Year  Salary      Bonus       Compensation               SARs               Compensation
                                               ($)       ($)(2)          ($)                    (#)                    ($)
----------------------------------------------------------------------------------------------------------------------------------
Min H. Kao, Ph.D.                      2000  173,329        203        54,034(1)(3)              ---                 18,028(3)
   Co-Chief Executive                  1999  166,270     14,330        52,104                    ---                 18,091
   Officer                             1998  163,800        203        50,747                    ---                 17,116
Gary L. Burrell                        2000  173,329        203        53,784(1)                 ---                 18,013(4)
   Co-Chief Executive                  1999  166,270     14,330        52,271                    ---                 18,101
   Officer                             1998  163,800        203        50,914                    ---                 17,036
Andrew R. Etkind                       2000  140,010     20,203           ---                 17,500                 17,214(5)
   General Counsel and                 1999  127,634     15,203           ---                    ---                 15,821
   Secretary                           1998  103,133(6)  10,203        24,000                    ---                 11,578
Gary Kelley                            2000  131,365      6,203           ---                 17,500                 14,161(7)
   Director of Marketing,              1999  124,475      6,203           ---                    ---                 13,462
   Garmin International, Inc.          1998  122,112      6,703           ---                    ---                 13,293
Kevin Rauckman                         2000  116,970     15,203           ---                 12,500                 15,531(8)
   Chief Financial Officer             1999  111,650      5,203           ---                    ---                  8,641
   and Treasurer                       1998      N/A        N/A           N/A                    N/A                    N/A
------------------------------------------------------------------------------------------------------------------------------------

(1) All compensation paid to the Named Executive Officers was paid by Garmin International, Inc. to such Named Executive Officers in their capacities as officers and employees of Garmin International, Inc., except that the other annual compensation amounts for Dr. Kao and Mr. Burrell include compensation to each from Garmin Corporation in the following amounts:
     2000 -- $53,784; 1999 -- $52,021; and 1998 -- $50,747.  Under Taiwan law,
     the directors of a company are required to personally guarantee the company's loans and mortgages. These salaries from Garmin Corporation were paid as compensation for the personal guarantees of Garmin Corporation's obligations signed by Dr. Kao and Mr. Burrell.
  (2)  Includes a holiday bonus paid to all employees in a fixed amount of $203.
  (3) Other annual compensation for Dr. Kao, includes $53,784 in compensation from Garmin Corporation, as described in footnote (1) above, and incentive payments for inventions for which patent applications were filed in the amount of $250. All other compensation for Dr. Kao includes a contribution to his account under Garmin International, Inc.'s 401(k) plan of $7,875, a contribution to his account under Garmin International, Inc.'s pension plan of $9,970, and premiums on life insurance of $183.
  (4) All other compensation for Mr. Burrell includes a contribution to his account under Garmin International, Inc.'s 401(k) plan of $7,875, a contribution to his account under Garmin International, Inc.'s pension plan of $9,955, and premiums on life insurance of $183.
  (5) Includes a contribution to Mr. Etkind's account under Garmin International, Inc.'s 401(k) plan of $7,875, a contribution to his account under Garmin International, Inc.'s pension plan of $9,156, and premiums on life insurance of $183.
  (6)  Mr. Etkind joined Garmin International, Inc. in February 1998.
  (7) Includes a contribution to Mr. Kelley's account under Garmin International, Inc.'s 401(k) plan of $6,181, a contribution to his account under Garmin International, Inc.'s pension plan of $7,797, and premiums on life insurance of $183.
  (8) Includes a contribution to Mr. Rauckman's account under Garmin International, Inc.'s 401(k) plan of $7,875, a contribution to his account under Garmin International, Inc.'s pension plan of $7,473, and premiums on life insurance of $183.


  Option/SAR Grants in Last Fiscal Year

          The following table sets forth information about the options to acquire Garmin Common Shares granted the Named Executive Officers during 2000.

---------------------------------------------------------------------------------------------------------------
                                                                                       Potential Realizable
                                                                                      Value at Assumed Annual
                                                                                       Rates of Share Price
                                                                                         Appreciation for
                                 Individual Grants                                        Option Term(3)
---------------------------------------------------------------------------------------------------------------
                       Number of       Percent of Total
                       Securities        Options/SARs
                       Underlying         Granted to        Exercise or
                      Options/SARs       Employees in       Base Price    Expiration
Name                   Granted(1)       Fiscal Year(2)        ($/Sh)         Date          5% ($)      10% ($)
---------------------------------------------------------------------------------------------------------------
Min H. Kao                  N/A              N/A                N/A             N/A           N/A          N/A
Gary L. Burrell             N/A              N/A                N/A             N/A           N/A          N/A
Andrew R. Etkind         17,500             1.46%             14.00        12/07/10       154,000      390,425
Gary Kelley              17,500             1.46%             14.00        12/07/10       154,000      390,425
Kevin Rauckman           12,500             1.04%             14.00        12/07/10       110,000      278,875
---------------------------------------------------------------------------------------------------------------

  (1) The options were granted on December 7, 2000 under Garmin's 2000 Equity Incentive Plan. The options become exercisable in equal increments over five years, subject to accelerated vesting in the case of certain events occurring within one year after a change of control of Garmin.

  (2) Options for a total of 1,200,750 Garmin Common Shares were granted to eligible employees in 2000.

(3) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the SEC and do not represent Garmin's estimate or projection of future prices of its Common Shares. The actual value realized may be greater or less than the potential realizable values set forth in the table.


Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

          The following table gives aggregated information about the Named Executive Officers' exercises during 2000 of options to purchase Garmin Common Shares and shows the number and value of their exercisable and unexercisable options at December 30, 2000, Garmin's fiscal year end.

-------------------------------------------------------------------------------------------------
                                                             Number of
                                                            Securities            Value of
                                                            Underlying           Unexercised
                                                            Unexercised         In-the-Money
                            Shares                         Options/SARs         Options/SARs
                          Acquired on       Value               At                   At
          Name             Exercise        Realized        December 30,         December 30,
                              (#)           ($)(1)           2000 (#)            2000 ($)(2)

                                                           Exercisable/         Exercisable/
                                                           Unexercisable        Unexercisable
---------------------------------------------------------------------------------------------------
  Min H. Kao                                 N/A                   N/A                   N/A
  Gary L. Burrell             N/A            N/A                   N/A                   N/A
  Andrew R. Etkind            N/A            N/A              0/17,500              0/95,156
  Gary Kelley                 N/A            N/A              0/17,500              0/95,156
  Kevin Rauckman              N/A            N/A              0/12,500              0/67,969
---------------------------------------------------------------------------------------------------

(1) No options were exercised during fiscal year 2000 by the Named Executive Officers.

(2) The dollar values in this column are calculated by multiplying (a) the difference between the fair market value of the shares of Garmin Common Shares underlying the options on December 29, 2000 (the last trading day of the year) and the exercise price of the options by (b) the number of options held at year-end.


Employment Agreements

          Garmin does not have employment agreements with any of its key personnel.


Other Compensatory Plans

          Garmin and its subsidiaries maintain compensation plans for certain of their officers and employees. Certain of those plans have vesting provisions under which the plan participants do not have the right to receive all of the plan benefits allocated to their accounts until certain conditions have been satisfied. Described below are the portions of those plans in which the accounts of the officers named in the summary compensation table become vested as a result of their retirement from or termination of employment with the Company or a change in control of the Company.

     Pension Plan

          Effective January 1, 1990, Garmin International, Inc. established a retirement plan called a "money purchase pension plan" (the "Pension Plan"). An employee of Garmin International, Inc. automatically becomes a participant in the Pension Plan as of the first January 1 or July 1 after he or she reaches age 21 and completes three months of service. All contributions to the Pension Plan are made by Garmin International, Inc. Garmin International, Inc.'s contribution for each participant is equal to 3% of each participant's eligible compensation up to 20% of the Social Security taxable wage base, plus 6% of each participant's eligible compensation in excess of 20% of the Social Security taxable wage base. For 2000, the Social Security taxable wage base was $76,200, but this amount is increased from time to time by the Social Security Administration. Participants become vested in their accounts gradually over a seven-year period. Participants become fully vested if they reach age 65, die or become disabled while they are still working for Garmin International, Inc. Participants are allowed to direct the investment of their accounts in a menu of authorized investment alternatives A participant's account is distributable when the participant terminates employment, retires, dies or becomes disabled. The Pension Plan is intended to qualify under Section 401 of the Internal Revenue Code, so that participants are not taxed on contributions or earnings on those contributions until withdrawn from the Pension Plan, and so that contributions by Garmin International, Inc. are tax deductible when made. The Named Executive Officers, as employees of Garmin International, Inc., are covered by the Pension Plan.

     Equity Incentive Plan

          Garmin's 2000 Equity Incentive Plan, which was approved by Garmin's shareholders on October 24, 2000, provides for grants of non-qualified stock options and incentive stock options. The 2000 Equity Incentive Plan also provides for grants of restricted shares, bonus shares, deferred shares, stock appreciation rights, performance units and performance shares. Employees of Garmin or any majority owned subsidiary are eligible for awards. The Compensation Committee selects the grantees and determines the terms of the awards granted. Generally, the exercise price of an option and the strike price of a stock appreciation right must be at least the fair market value of a share as of the grant date. The plan provides that vesting of outstanding awards will be accelerated if Garmin terminates the grantee's employment (other than for death, disability or cause) or the grantee terminates the employment because of a diminution in compensation or status or a required move of 50 miles, within one year after a change of control of Garmin.

     Savings and Profit Sharing Plan

          Garmin International, Inc. sponsors a retirement plan which is sometimes called a "401(k) plan" (the "401(k) Plan") because of the section of the Internal Revenue Code which authorizes this type of plan. Every employee of Garmin International, Inc. is eligible to participate in the 401(k) Plan as of the first January 1 or July 1 after he or she reaches age 21 and completes three months of service. Participants can elect to make pre-tax contributions to the 401(k) Plan from their eligible compensation, up to the limits imposed by law. Participants are fully vested in their pre-tax contributions and earnings on those contributions. In addition, Garmin International, Inc. makes a matching contribution for each participant equal to 75% of his or her pre-tax contributions up to 10% of the participant's eligible compensation. Garmin International, Inc. may also make a profit sharing contribution which is divided among participants based on their compensation. Participants become vested in their matching and profit sharing contributions, and earnings on those contributions, gradually over five years. Participants become fully vested automatically if they reach age 65, die or become disabled while they are still working for Garmin International, Inc. Participants are allowed to direct the investment of their accounts in a menu of authorized investment alternatives. Participants may direct the investment of their accounts up to 100% in Garmin Common Shares. Accounts are distributable when the participant terminates employment, retires, dies, becomes disabled, reaches age 59 1/2 or suffers a financial hardship. Participants may also be permitted to request a loan from their 401(k) Plan accounts. The 401(k) Plan is intended to be a tax-qualified plan under the Internal Revenue Code which means that participants are generally not taxed on contributions to the 401(k) Plan or earnings on those contributions until they are withdrawn from the 401(k) Plan, and that contributions by Garmin International, Inc. are tax deductible when made. The Named Executive Officers, as employees of Garmin International, Inc., are covered by this plan.

Certain Relationships and Related Transactions

     Reorganization

          Garmin was formed on July 24, 2000 as a holding company for Garmin Corporation in order to facilitate the listing of Garmin Common Shares in the United States. Subsequently, the stockholders of Garmin Corporation executed a shareholders agreement to transfer to Garmin Ltd. their investments in 88,984,394 shares of common stock of Garmin Corporation. These shares, which represented approximately 100% of the issued and outstanding common stock of Garmin Corporation as of July 24, 2000, were used by the stockholders to pay for their subscriptions to 100,000,000 Common Shares (post-split) of Garmin. As a result of that reorganization, Garmin owns approximately 100% of Garmin Corporation. One share of Garmin Corporation's stock is held by each of six shareholders as nominees under nominee trusts in order to comply with Article 2 of the Company Law of Taiwan which requires that, as a "company limited by stock," Garmin Corporation have at least seven shareholders, and 4,000 shares are held by two related shareholders who did not convert their Garmin Corporation shares to Common Shares of Garmin. These 4,006 shares represent approximately 0.004% of the outstanding shares of Garmin Corporation. In addition, under the shareholders' agreement, shareholders of Garmin Corporation party to the agreement agreed to take all reasonable actions required to prevent the disposition by Garmin of any shares of Garmin Corporation or of substantially all of the assets of Garmin Corporation until after December 31, 2005 except upon approval of a majority in interest of such shareholders who are U.S. citizens or residents.

     Trademarks and Licenses

          All of the Garmin entities' U.S. and foreign trademarks and patents are currently held by Garmin Corporation. Garmin Corporation licenses such trademarks to Garmin International, Inc. and Garmin (Europe) Ltd., but no fee is paid for such licenses.

     Certain Relationships

          Ruey-Jeng Kao, a director of Garmin, is also a Supervisor of Garmin Corporation. Mr. Kao is currently a partner in the Fortune Land Law Offices which received compensation from Garmin Corporation for legal services during the 2000 fiscal year. The amount paid to this law firm by Garmin did not exceed 5% of the law firm's gross revenues for that firm's last full fiscal year. Mr. Kao is Dr. Kao's brother.

          Gene M. Betts, a director of Garmin, is a Senior Vice President of Sprint Corporation. Garmin International, Inc. made payments to Sprint Corporation in 2000 for long-distance telephone services. These payments did not exceed 5% of either Garmin's consolidated net sales for the 2000 fiscal year or Sprint Corporation's consolidated gross revenues for its last full fiscal year.


                             SHAREHOLDER PROPOSALS

          To be properly brought before the Annual Meeting, a proposal must be either (i) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a shareholder.

          If a holder of Garmin Common Shares wishes to present a proposal for inclusion in Garmin's Proxy Statement for next year's annual general meeting of shareholders, such proposal must be received by Garmin on or before January 1, 2002. Such proposal must be made in accordance with the applicable laws and rules of the Securities and Exchange Commission and the interpretations thereof. Any such proposal should be sent to the Secretary of Garmin, P.O. Box 30464SMB, 113 South Church Street, George Town, Grand Cayman, Cayman Islands.

          In order for a shareholder proposal that is not included in Garmin's Proxy Statement for next year's annual meeting of shareholders to be properly brought before the meeting, such proposal must be delivered to the Secretary and received at Garmin's executive offices no later than March 17, 2002 and such proposal must also comply with the procedures outlined below. The determination that any such proposal has been properly brought before such meeting is made by the officer presiding over such meeting.

Contents of Notice of Proposal

          A shareholder proposal must be in the form of a written notice of proposal. The required contents of the notice depend on whether the proposal pertains to nominating a director or to other business. A shareholder's notice pertaining to the nomination of a director shall set forth: (a) as to each nominee whom the shareholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class and number of shares of capital stock of Garmin that are beneficially owned by the nominee, and (iv) any other information concerning the nominee that would be required, under the rules of the SEC, in a proxy statement soliciting proxies for the election of such nominee; (b) as to the shareholder giving the notice, (i) the name and address of the shareholder, and (ii) the class and number of shares of capital stock of Garmin that are beneficially owned by the shareholder and the name and address of record under which such stock is held; and (c) the signed consent of the nominee to serve as a director if elected.

          A shareholder's notice concerning business other than nominating a director shall set forth as to each matter the shareholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting,
(b) the name and address of the shareholder proposing such business, (c) the class and number of shares of capital stock of Garmin that are beneficially owned by the shareholder and the name and address of record under which such stock is held, and (d) any material interest of the shareholder in such business. The Chairman of the annual meeting has the power to determine whether the proposed business is an appropriate subject for and was properly brought before the meeting.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Garmin's directors, executive officers and certain other officers, and persons, legal or natural, who own more than 10 percent of Garmin's Common Shares (collectively "Reporting Persons"), to file reports of their ownership of such shares, and the changes therein, with the SEC, and Garmin (the "Section 16 Reports"). Based solely on a review of the Section 16 reports for 2000 and any amendments thereto furnished to Garmin and written representations from certain of the Reporting Persons, all Section 16 Reports for fiscal year 2000 were timely filed by the Reporting Persons.

                                 OTHER MATTERS

          The Board of Directors knows of no other matters that are expected to be presented for consideration at the Annual Meeting. However, if other matters properly come before the meeting, it is intended that persons named in the accompanying proxy will vote on them in accordance with their best judgment.

          The Annual Report to Shareholders of Garmin for the fiscal year ended December 30, 2000, which includes financial statements and accompanies this Proxy Statement, does not form part of the materials for the solicitation of proxies.

          Notwithstanding anything to the contrary set forth in any of Garmin's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation Committee Report on Executive Compensation, the Performance Graph and the Audit Committee Report included herein shall not be incorporated by reference into any such filings.

          Garmin's Annual Report to Shareholders distributed with this Proxy Statement includes its Annual Report on Form 10-K for the year ended December 30, 2000 (without exhibits) as filed with the SEC. Garmin will furnish without charge upon written request a copy of Garmin's Annual Report on Form 10-K. The Annual Report on Form 10-K includes a list of all exhibits thereto. Garmin will furnish copies of such exhibits upon written request therefor and payment of Garmin's reasonable expenses in furnishing such exhibits. Each such request must set forth a good faith representation that, as of the Record Date, the person making such request was a beneficial owner of Common Shares entitled to vote at the Annual Meeting. Such written request should be directed to the Secretary of Garmin, c/o Garmin International, Inc., 1200 East 151st Street, Olathe, Kansas 66062. The Annual Report on Form 10-K for the year ended December 30, 2000 with exhibits, as well as other filings by Garmin with the SEC, are also available through the SEC's Internet site at www.sec.gov.


                                       By Order of the Board of Directors

                                       /s/ Andrew R. Etkind

                                       Andrew R. Etkind
                                       General Counsel and Secretary

May 1, 2001

                                  APPENDIX A

                                  GARMIN LTD.

                            AUDIT COMMITTEE CHARTER

PURPOSE

The Audit Committee is appointed by the Board of Directors (the "Board") of Garmin Ltd. to assist the Board in monitoring (1) the integrity of the financial statements of Garmin Ltd. and its subsidiaries (the "Company"), and (2) the independence and performance of the Company's outside auditor and any internal audit function.

ORGANIZATION

The Audit Committee shall be comprised of three members of the Board. The members of the Audit Committee shall meet the independence and experience requirements of the rules of the Nasdaq Stock Market. Committee members shall be designated by the full Board of Directors, in a manner consistent with the rules of the Nasdaq Stock Market. One member of the Audit Committee shall be appointed as Chairman.

The Chairman of the Audit Committee shall be responsible for scheduling and presiding over meetings, preparing agendas and making regular reports to the Board. Members of senior management, the independent auditor or others may attend meetings of the Audit Committee at the invitation of the Audit Committee and shall provide pertinent information as necessary.

The Chairman of the Audit Committee shall set the agenda of each meeting and arrange for the distribution of the agenda, together with supporting material, to the Audit Committee members prior to each meeting.

At each meeting, the Chairman of the Audit Committee shall select one Audit Committee member to act as secretary and prepare minutes of the meeting. After approval by the Audit Committee Chairman, such minutes shall be distributed to all members of the Board of Directors.

DUTIES AND RESPONSIBILITIES

The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board., Management is responsible for preparing the Company's financial statements and the independent auditor is responsible for auditing those financial statements. The Board and Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditor (or to nominate the independent auditor for shareholder approval in any proxy statement). The independent auditor is accountable to the Board and the Audit Committee as the representative of the shareholders. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and has the power to retain outside counsel, or other experts, for this purpose.

The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Audit Committee may supplement them as appropriate.

General Responsibilities
------------------------

 . Make regular reports to the Board with such recommendations, as the Committee may deem appropriate.

 . Review and reassess the adequacy of this Charter annually and recommend changes to the Board for approval.

 . Meet at least annually with the chief financial officer and the independent auditor in separate sessions.

 . Assist the Board in satisfying its responsibilities to the shareholders with respect to matters relating to the Company's accounting, financial reporting, audit, legal compliance, and internal control practices.

Internal Control
----------------

 . Review with management and the independent accountants the quality and adequacy of internal controls.

Financial Reporting Process
---------------------------

 . Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

 . Review with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

 . Review with management and the independent auditor the Company's quarterly financial statements and press release prior to release of quarterly earnings and the Company's Form 10-Q and Form 10-K prior to filing. The Chairman and the Audit Committee may represent the entire Audit Committee for this purpose.

 . Review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

 . Review major changes to the Company's accounting principles and practices as suggested by the independent auditor or management.


Legal and Regulatory Matters
----------------------------

 . Review with the Company's general counsel, at least annually, any legal or regulatory matters that may have a material impact on the Company's financial statements and any material reports or inquiries from regulatory or governmental agencies.


Independent Accountants
-----------------------

 . Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

 . Receive from the independent auditor a formal written statement delineating all relationships between the independent auditor and the Company (consistent with Independence Standards Board Standard 1),

 . Receive periodic reports, at least annually, from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, including discussion of any disclosed relationships or services that may impact the objectivity and independence of the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

 .  Review with the Board the performance of the independent auditor.

 . Review with management and the independent auditor planning and staffing for the annual audit.

 . Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

 . Review with the independent auditor any problems or difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information and any management letter provided by the auditor and the Company's response to that letter.

 . Review with the independent auditor and management the extent to which any changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

 .  Obtain from the independent auditor assurance that Section 10A of the Private
   Securities Litigation Reform Act of 1995 has not been implicated.



REPORTING RESPONSIBILITIES

 . Prepare the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement stating:

   (1)  whether the Audit Committee has


               (a) reviewed and discussed the audited financial statements with management

               (b) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61

               (c) received disclosures from the auditors regarding the auditors' independence required by Independence Standards Board Standard No. 1, and discussed with the auditors the auditors' independence

   (2) whether, based upon such review and discussion, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Form 10-K

Review and recommend to the Board appropriate changes to this Charter periodically, as conditions dictate.

                                  APPENDIX B

                          GRAPHIC AND IMAGE MATERIAL
                                      IN
                                PROXY STATEMENT

          In accordance with Rule 304 of Regulation S-T, the following graphic and image material is included in the Garmin proxy statement.

Photographs of Each Director
----------------------------

          The proxy statement includes photographs of each director. A photograph of a director is placed in the proxy statement next to the discussion of the director's principal occupations in the section entitled "PROPOSAL (1) - ELECTION OF THREE DIRECTORS" and "THE BOARD OF DIRECTORS."

                                  APPENDIX C

                                FORM OF PROXIES



--------------------------------------------------------------------------------
                                     PROXY
--------------------------------------------------------------------------------

                                  GARMIN LTD.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   FOR SHAREHOLDERS MEETING ON JUNE 8, 2001

          The undersigned shareholder of Garmin Ltd., a Cayman Islands company, hereby appoints Gary L. Burrell and Min H. Kao and Kevin Rauckman and each of them, with full power of substitution, as true and lawful agents and proxies to represent the undersigned and vote all common shares of Garmin Ltd. owned by the undersigned in all matters coming before the 2001 Annual General Meeting of Shareholders (or any adjournment thereof) to be held at the Ritz-Charles Conference Center, 9000 West 137th Street, Overland Park, Kansas 66221, on Friday, June 8, 2001 at 10:00 a.m. local time. The Board of Directors recommends a vote "FOR" the following proposals, all as more specifically set forth in the Proxy Statement:

1.  Election of Three Directors  [_]  FOR all the nominees listed below
                                (except as marked to the contrary below)
    [_]  WITHHOLD AUTHORITY to vote for all nominees listed below

    (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below. Failure to follow this procedure to withhold authority to vote for any individual nominee will result in the granting of authority to vote for the election of such nominee.)

          Donald H. Eller - one year term expiring in 2002
          Gene M. Betts - three year term expiring in 2004
          Thomas A. McDonnell - three year term expiring in 2004

2. Appointment of Ernst & Young, LLP as independent auditors for the 2001 fiscal year at remuneration to be approved by the Board of Directors.

                    [_] FOR        [_] AGAINST      [_] ABSTAIN

3. In their discretion, the Proxies are authorized to vote with respect to any other matters that may properly come before the Annual General Meeting or any adjournment thereof, including matters incident to its conduct.

I/WE RESERVE THE RIGHT TO REVOKE THE PROXY AT ANY TIME BEFORE THE EXERCISE THEREOF. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED ABOVE BY THE SHAREHOLDER. TO THE EXTENT CONTRARY SPECIFICATIONS ARE NOT GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NOMINATED AND "FOR" PROPOSAL 2.

                                        Dated:__________________________, 2001


                                        _____________________________________
                                               (Signature)

                                        _____________________________________
                                               (Signature if held jointly)

                                        Please sign exactly as your name appears on your share certificate, indicating your official position or representative capacity, if applicable. If shares are held jointly, each owner should sign.

                                        IMPORTANT: PLEASE SIGN, DATE AND RETURN
                                        THIS PROXY BEFORE THE DATE OF THE ANNUAL
                                        MEETING IN THE ENCLOSED ENVELOPE.

                      CONFIDENTIAL VOTING INSTRUCTIONS TO
             KEVIN RAUCKMAN, GARY BURRELL AND MIN KAO AS TRUSTEES
                     UNDER THE GARMIN INTERNATIONAL, INC.
                        SAVINGS AND PROFIT SHARING PLAN

        This voting instruction card is solicited by the Trustee. I hereby direct that the voting rights pertaining to Common Shares of Garmin Ltd. held by the Trustee and allocated to my account shall be exercised at the Annual General Meeting of Shareholders to be held on June 8, 2001, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual General Meeting of Shareholders and matters incidental to such meeting.

1.  Election of Three Directors  [_] FOR all the nominees listed below
                                (except as marked to the contrary below)
    [_] WITHHOLD AUTHORITY to vote for all nominees listed below

    (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

        Donald H. Eller - one year term expiring in 2002
        Gene M. Betts - three year term expiring in 2004
        Thomas A. McDonnell - three year term expiring in 2004

3. Appointment of Ernst & Young, LLP as independent auditors for the 2001 fiscal year at remuneration to be approved by the Board of Directors.

                    [_] FOR        [_] AGAINST      [_] ABSTAIN

If the voting instruction card is not returned, the Trustee must vote such shares in the same proportions as the shares for which voting instruction cards were received from the plan participants.

                      CONFIDENTIAL VOTING INSTRUCTIONS TO
             KEVIN RAUCKMAN, GARY BURRELL AND MIN KAO AS TRUSTEES
                     UNDER THE GARMIN INTERNATIONAL, INC.
                        SAVINGS AND PROFIT SHARING PLAN


                             Dated:__________________________, 2001


                             _____________________________________
                                (Signature)

                             Please sign exactly as your name appears.

                             IMPORTANT: PLEASE SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BEFORE THE DATE OF THE ANNUAL MEETING IN THE ENCLOSED ENVELOPE. DO NOT RETURN THIS CARD TO GARMIN LTD. AS YOUR VOTE IS CONFIDENTIAL.